THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                             STOCK PURCHASE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                         CHART WELL INTERNATIONAL, INC.
                              A NEVADA CORPORATION



THIS CERTIFIES that, for value received K. T. MAO is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time commencing from the date hereof until JANUARY 2, 2002, ("Expiration Date") but not thereafter, to subscribe for and purchase from Chartwell International, Inc., a Nevada corporation (the "Company"), FOUR MILLION (4,000,000) of the filly paid and non-assessable shares of the Company's restricted common stock, $0.001 par value, ("Common Stock"), at a purchase price of TWENTY CENTS ($0.20) PER SHARE ("Purchase Price"). The Purchase Price and the number of shares for which this warrant is exercisable shall be subject to adjustment as provided herein.

         1. TITLE TO WARRANT. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2. EXERCISE OF WARRANT. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, in increments of one thousand (1,000) shares, commencing from the date hereof to and before the close of business on the Expiration Date by the surrender of this Warrant and the Subscription Form duly executed at the office of the Company at 5445 DTC Parkway, Suite 735, Englewood, CO 80111, or such other office or agency appearing on the books of the Company, and upon the payment of the Purchase Price of the shares thereby purchased (by cash or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the Purchase Price of the shares thereby purchased); whereupon the holder of this Warrant, shall receive a certificate or certificates each in proper form, for the number of shares of common stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase, the holder shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as aforesaid. The Common Stock issued upon exercise of this Warrant in accordance with its terms shall be validly issued and outstanding, filly paid and non-assessable.

         The Company covenants that all shares of Common Stock which may be issued upon the exchange of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be filly paid and non-assessable and free from all taxes, liens and charges in respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Any fractional shares shall be rounded up to the nearest whole share.

         4. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the holder hereof, and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition, thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         5. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

         6. EXCHANGE AND REGISTRY OF WARRANTS. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company for a new Warrant of like tenor.

         The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry. Upon such registry, this Warrant may only be transferred in accordance with the requirements of APPLICABLE federal and state securities laws.

         7. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor in lieu of this Warrant.

         8. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday, or shall be a legal holiday, or shall be a day on which the office of the Company at this Warrant is to be surrendered for exercise, is not open for business, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday and on which such office of the Company is open for business.

         9. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The Purchase Price of this Warrant and the number of shares issuable upon its exercise shall be subject to adjustment from time to time as follows:

                  (a) In the event the Company shall at any time after the date hereof issue additional shares of Common Stock in stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable with additional shares of Common Stock (or securities convertible into Common Stock) with respect to Common Stock or effect a split or subdivision of the outstanding shares of the Company's Common Stock, the Purchase Price then in effect immediately prior to such stock dividend, stock distribution or subdivision or such declaration thereof, shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                  (b) In the event the outstanding shares of Common Stock shall at any time after the date hereof be combined or consolidated, by reclassification or otherwise, into a lesser number of share of Common Stock, the Purchase Price then in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  (c) In case, at any time after the date hereof, of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, the shares of Common Stock issuable upon the exercise of this Warrant shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder would have been entitled if immediately prior to such consolidation, merger or conveyance lie had exercised this Warrant in its entirety; and in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set fortl1 with respect to the rights and interest thereafter of the holder of this Warrant and that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                  (d) All calculations under this paragraph 9 shall be made to the nearest cent or to the nearest one tenth (1/10th) of a share, as the case may be.

                  (e) No adjustment in the Purchase Price need be made if such adjustment would be less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to any adjustment of $0.01 or more in the Purchase Price.

                  (f) The Company will, at all times, in good faith assist in carrying out all the provisions of this Paragraph 9 and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder of this Warrant from impairment.

                  (g) Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Paragraph 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Warrant a certificate setting forth adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Purchase Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

                  (h) In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereto who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Company shall mail to the holder of this Warrant at least twenty (20) days prior to such record day, a notice specifying the date on which any such record is to be taken for the purpose of sucl1 dividend or distribution.

                  (i) The Company shall at all times reserve and keep available out of the authorized but unissued shares of the Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to affect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (j) The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         10.      MISCELLANEOUS

                  (a) The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Colorado and for all purposes shall be construed in accordance with and governed by the laws of said state, excepting only to those matters of corporate organization and power incident to the issuance of stock pursuant hereto, which shall be governed by the laws by the State of Nevada.

                  (b) The holder acknowledges that all certificates representing the Common Stock of the Company issued from time to time upon exercise hereof shall bear the legend set forth on the first page of this Warrant.

                  (c) This Warrant is in complete satisfaction of all obligations of the Company to issue warrants to the initial grantee of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by one of its officers thereunto duly authorized.


DATED AS OF: September 6, 1996


                                       CHARTWELL INTERNATIONAL, INC.
                                       A NEVADA CORPORATION



                                       BY: /s/ Janice Jones
                                          ---------------------------
                                           Its President

                               NOTICE OF EXERCISE

TO:  CHARTWELL INTERNATIONAL, INC.

                  (1) The undersigned hereby elects to purchase __________________________ shares of common stock of Chartwell International, Inc. pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price in full.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as it specified below:


                                       ------------------------------
                                       (Name)


                                       ------------------------------
                                       (Address)


                  (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distribution or reselling such shares.


-----------------------------          -----------------------------
Date                                   Signature

                                    K. T. MAO
2676 E. EASTER AVENUE                                370 17TH STREET, SUITE 3500
LITTLETON, CO 80122-1706                                   DENVER, CO 80202-5690
TEL: (303) 771-7282                                          TEL: (303) 892-5700
FAX: (303) 771-7322                                          FAX: (303) 893-8912
EMAIL: KTMAO@AOL.COM



November 25, 1997
VIA HAND DELIVERY
8:00 AM


Robert A. Bassett, Esq.
Dorsey & Whitney LLP
370 17th Street, Suite 4400
Denver, CO 80202-5644


Escrow Document Services for Lawyers, Inc.
1625 Broadway, Suite 1600
Denver, CO 80202
Attn: Rodney D. Knutson, President
RE:   CHARTWELL INTERNATIONAL, INC. (THE "COMPANY")/CERTAIN THREE
      PURCHASERS THE CLOSING
      OPTION CONTRACT & ESCROW AGREEMENT

Dear Messrs. Bassett and Knutson:

          Pursuant to the terms of the Option Contract and the Escrow Agreement, I hereby CONDITIONALLY tender into escrow the Escrow Deposit by Seller as follows:

- Three (3) stock certificates: certificate #3494, 3495, and 3496 for 2,000,000 shares, 500,000 shares, and 500,000 shares of restricted common stock of Chartwell Publishing Company, Inc. issued in the name of K. T. Mao, respectively.

- Three (3) signed irrevocable stock power with signature guaranteed, each numbered as #1 of 3, #2 of 3, and #3 of 3, respectively.

- Three (3) signed Assignment Form, each numbered as #1 of 3, #2 of 3, and #3 of 3, respectively.

         In addition, I am CONDITIONALLY surrendering to Chartwell International, Inc. outside of escrow, and in care of Mr. Bassett, the Original Stock Purchase Warrant that was issued to K. T. Mao for 4,000,000 shares of restricted common stock. The Original Stock Purchase Warrant is being surrendered in exchange for four (4) Subdivided Warrants.

         The CONDITIONAL TENDER AND SURRENDER is necessitated because only non-cashier checks from the three (3) Purchasers payable to the Escrow Agent are in the custody of Mr. Bassett, and good, immediately available funds have not been cleared through the Escrow Agent's bank account. Accordingly, THE CLOSING BECOMES EFFECTIVE ONLY UPON AND IS SUBJECT TO THE RELEASE OF THE FOLLOWING TO ME BY NO LATER THAN THE CLOSE OF BUSINESS ON NEXT MONDAY, DECEMBER 5, 1997,

Messrs. Robert Bassett and Rodney Knudsen
November 25, 1997
Page two

and concurrently, the Escrow Agent would be authorized to release the Escrow Deposit by Seller to each of the three Purchasers, pursuant to the Option Contract and Escrow Agreement.

- The release of the full Purchase Price of $20,000 less $100 (escrow fee) to me in a cashier check or by wire of immediately available funds.

- A copy of an Option Contract for each of the three Purchasers fully executed by all the parties.

- A copy of an Escrow Agreement for each of the three Purchasers fully executed by all the parties.

- An original Stock Purchase Warrant for one (1) million shares issued by Chartwell International, Inc. to K. T. Mao under the same terms and conditions as the Original Stock Purchase Warrant.

- A copy of the Board of Director's minutes from Chartwell International, Inc. authorizing the re-issuance of the subdivided warrants, pursuant to the Option Contract; and

- A letter from Chartwell, which rescinds a letter from Chartwell (dated October 29, 1997) and its accompanying Board of Director minutes dated October 27, 1997, and which also rescinds the Burg & Eldridge letter dated November 7, 1997 on the same subject.

The funds for the Purchase Price, less $100 may be wired to my account as follows:

                  FOR DEPOSIT TO ACCOUNT #190900410738
                  ABA ROUTING NUMBER IS: "102000021"
                  Account name: K. T. Mao
                  Colorado National Bank
                  Southglenn Office
                  2401 E. Arapahoe Road
                  Littleton, CO 80122

                  Attention: Ms. Elaine Markwell
                             Branch Manager
                             303-738-2223.

          In the event the Closing does not close for any reason by December 1, 1997, please return to me all the Escrow Deposits by Seller and the Original Stock Purchase Warrant, and the option deal would then be deemed to be terminated. Please acknowledge receipt of the Escrow Deposits by Seller, the Original Stock Purchase Warrant, and your understanding of the terms and conditions of this letter.


                                       Sincerely

                                       /s/ K.T. Mao

                                       K.T. Mao

Messrs. Robert Bassett and Rodney Knudsen
November 25, 1997
Page three


The undersigned have read and understood the foregoing and agrees to be bound by the terms and conditions as set forth herein.


/s/ Robert A. Bassett               11-25-97
--------------------------------------------
Robert Bassett, Esq.                  Date
Counsel for Chartwell International, Inc.



--------------------------------------------
Rodney D. Knutsen,                    Date
for the Escrow Agent
Escrow Document Services for Lawyers, Inc.



cc:   Nathan Upfal, Esq.
Fax:  (248) 642-5241


Chartwell International, Inc.
Fax (303) 804-0315

                                Stock Certificate
                                      #3496
                                    to KT Mao
                                 500,000 shares

                                Stock Certificate
                                      #3495
                                    to KT Mao
                                 500,000 shares

                                Stock Certificate
                                      #3494
                                    to KT Mao
                                2,000,000 shares

                                                                          1 of 3

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (SOCIAL SECURITY OR TAXPAYER IDENTIFYING NO.)

IF STOCK, COMPLETE THIS PORTION

_________ Shares of the _________________ stock of ________________
Represented by Certificate(s) No(s) _______________ inclusive, Standing in the name of the undersigned on the books of said Company.


IF BONDS, COMPLETE THIS PORTION

______________________________________________ bonds of _____________________
in the principal amount of $________________ No(s) _______________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocable constitute and appoint
Attorney ____________________________________________________________________
To transfer the said stock or bond(s), as the case man be, on the books of said Company, with full power of substitution in the premises.

Dated
      ----------------------------
Important - Read Carefully
The signature(s) to this Power must correspond
With the name(s) as written upon face of the Certificate(s) or bond(s) in every particular without alteration or enlargement or any change whatever.


                                       ------------------------------

                                       /s/ K. T. Mao
                                       ------------------------------
                                       (PERSON(S) EXECUTING THIS POWER
                                       SIGN(S) HERE)


Signature guaranteed
Medallion guaranteed
Colorado National Bank

/s/ Mathew S. Opl
-----------------------------
ATHORIZED SIGNATURE
(21)                            x9002379
Securities Transfer Agents Medallion Program

                                                                          2 of 3

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (SOCIAL SECURITY OR TAXPAYER IDENTIFYING NO.)

IF STOCK, COMPLETE THIS PORTION

_________ Shares of the _________________ stock of ________________
Represented by Certificate(s) No(s) _______________ inclusive, Standing in the name of the undersigned on the books of said Company.


IF BONDS, COMPLETE THIS PORTION

______________________________________________ bonds of _____________________
in the principal amount of $________________ No(s) _______________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocable constitute and appoint
Attorney ____________________________________________________________________
To transfer the said stock or bond(s), as the case man be, on the books of said Company, with full power of substitution in the premises.

Dated
      ----------------------------
Important - Read Carefully
The signature(s) to this Power must correspond
With the name(s) as written upon face of the Certificate(s) or bond(s) in every particular without alteration or enlargement or any change whatever.


                                       ------------------------------

                                       /S/ K. T. MAO
                                       ------------------------------
                                       (PERSON(S) EXECUTING THIS POWER
                                       SIGN(S) HERE)


Signature guaranteed
Medallion guaranteed
Colorado National Bank

/s/ Mathew S. Opl
-----------------------------
ATHORIZED SIGNATURE
(21)                            x9002379
Securities Transfer Agents Medallion Program

                                                                          3 of 3

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (SOCIAL SECURITY OR TAXPAYER IDENTIFYING NO.)

IF STOCK, COMPLETE THIS PORTION

_________ Shares of the _________________ stock of ________________
Represented by Certificate(s) No(s) _______________ inclusive, Standing in the name of the undersigned on the books of said Company.


IF BONDS, COMPLETE THIS PORTION

______________________________________________ bonds of _____________________
in the principal amount of $________________ No(s) _______________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocable constitute and appoint
Attorney ____________________________________________________________________
To transfer the said stock or bond(s), as the case man be, on the books of said Company, with full power of substitution in the premises.

Dated
      ----------------------------
Important - Read Carefully
The signature(s) to this Power must correspond
With the name(s) as written upon face of the Certificate(s) or bond(s) in every particular without alteration or enlargement or any change whatever.


                                       ------------------------------

                                       /s/ K. T. Mao
                                       ------------------------------
                                       (PERSON(S) EXECUTING THIS POWER
                                       SIGN(S) HERE)


Signature guaranteed
Medallion guaranteed
Colorado National Bank

/s/ Mathew S. Opl
-----------------------------
ATHORIZED SIGNATURE
(21)                            x9002379
Securities Transfer Agents Medallion Program

                                                                          1 of 3

                                 ASSIGNMENT FORM


    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


-------------------------------------------------------------------------------
                                 (Please Print)

    whose address is
                    -----------------------------------------------------------

    ---------------------------------------------------------------------------

    DATED:                             /s/ K.T. Mao
                                       ------------------------------
                                       Holder's Signature
    11/24/1997
                                       c/o 370 17th Street #2500
                                       ------------------------------
                                       Holder's Address

                                       Denver CO  80202-5690
                                       ------------------------------

Signature Guaranteed:
                     ----------------------------------------------------------

NOTE:THE SIGNATURE OF THIS ASSIGNMENT FORM MUST CORRESPOND WITH THE NAME AS IT APPEARS ON THE FACE OF THIS WARRANT, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK OR TRUST COMPANY. OFFICERS OF CORPORATIONS AND THOSE ACTING IN A FIDUCIARY OR OTHER REPRESENTATIVE CAPACITY SHALL FILE PROPER EVIDENCE OF AUTHORITY TO ASSIGN THE FOREGOING WARRANT.

                                                                          2 of 3

                                 ASSIGNMENT FORM


    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


-------------------------------------------------------------------------------
                                 (Please Print)

    whose address is
                    -----------------------------------------------------------

    ---------------------------------------------------------------------------

    DATED:                             /s/ K.T. Mao
                                       ------------------------------
                                       Holder's Signature
    11/24/1997
                                       c/o 370 17th Street #2500
                                       ------------------------------
                                       Holder's Address

                                       Denver CO  80202-5690
                                       ------------------------------


Signature Guaranteed:
                     ----------------------------------------------------------


NOTE: THE SIGNATURE OF THIS ASSIGNMENT FORM MUST CORRESPOND WITH THE NAME AS IT APPEARS ON THE FACE OF THIS WARRANT, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK OR TRUST COMPANY. OFFICERS OF CORPORATIONS AND THOSE ACTING IN A FIDUCIARY OR OTHER REPRESENTATIVE CAPACITY SHALL FILE PROPER EVIDENCE OF AUTHORITY TO ASSIGN THE FOREGOING WARRANT.

                                                                          3 of 3


                                 ASSIGNMENT FORM


    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


-------------------------------------------------------------------------------
                                 (Please Print)

    whose address is
                    -----------------------------------------------------------

    ---------------------------------------------------------------------------

    DATED:                             /s/ K.T. Mao
                                       ------------------------------
                                       Holder's Signature
    11/24/1997
                                       c/o 370 17th Street #2500
                                       ------------------------------
                                       Holder's Address


                                       Denver CO  80202-5690
                                       ------------------------------

Signature Guaranteed:
                     ----------------------------------------------------------

NOTE: THE SIGNATURE OF THIS ASSIGNMENT FORM MUST CORRESPOND WITH THE NAME AS IT APPEARS ON THE FACE OF THIS WARRANT, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK OR TRUST COMPANY. OFFICERS OF CORPORATIONS AND THOSE ACTING IN A FIDUCIARY OR OTHER REPRESENTATIVE CAPACITY SHALL FILE PROPER EVIDENCE OF AUTHORITY TO ASSIGN THE FOREGOING WARRANT.